UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2011
(January 7, 2011)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2011, Brown Shoe Company, Inc. (the “Company”) announced that Diane M. Sullivan, the Company’s President and Operating Officer, will be named the Company’s Chief Executive Officer and President effective May 26, 2011, the date of the Company’s 2011 Annual Meeting of Shareholders.

On January 10, 2011, the Company also announced that Ronald A. Fromm will remain as the Company’s Chairman of the Board, and after relinquishing the title of Chief Executive Officer on May 26, 2011 he will also serve as a Company employee in a non-executive capacity.

On January 7, 2011, the Company entered into an Employment Agreement with Mr. Fromm (the “Agreement”) to be effective on May 26, 2011 (the “Effective Date”).  The Agreement has a term of two years and provides Mr. Fromm with a base salary of $500,000 per year.  Additionally, provided that Mr. Fromm is employed by the Company on the Effective Date, Mr. Fromm will receive a restricted stock grant of 112,500 shares of the Company’s common stock under the Company’s Incentive and Stock Compensation Plan of 2002, as amended.  The Agreement includes a standard covenant not to compete and restrictions on the disclosure of the Company’s confidential information.  The foregoing description is only a summary and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On January 10, 2011, the Company issued a press release (the “Press Release”) announcing certain of the matters described above.  A copy of the Press Release is being filed as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)              Exhibits.

 See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: January 10, 2011	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Employment Agreement, dated January 7, 2011, between Ronald A. Fromm and Brown Shoe Company, Inc.
99.1	Press Release issued January 10, 2011